Exhibit 10.8

                               THEGLOBE.COM, INC.

                            2003 SALES REPRESENTATIVE

                                STOCK OPTION PLAN


     1. Purpose.

        The purpose of this Plan is to strengthen theglobe.com, inc., a Delaware corporation (the "Company"), by providing an incentive to certain Consultants who have been engaged by, or who are the principals of certain Consultants who have been engaged by, the Company or voiceglo Holdings, Inc., a Subsidiary of the Company ("voiceglo"), as sales representatives ("Sales Representatives"), with a view toward encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to certain Sales Representatives (including future Sales Representatives) of voiceglo an added long-term incentive for high levels of performance and extraordinary efforts through the grant of Nonqualified Stock Options (as such term is defined below).

     2. Definitions.

        For purposes of the Plan:

        2.1 "Board" means the Board of Directors of the Company.

        2.2 "Cause" means any act or omission by the Optionee or the Optionee's employees or agents that (i) is, in voiceglo's sole determination, fraudulent, dishonest or disloyal to voiceglo or its affiliates or (ii) constitutes a violation of law or a breach by the Optionee of the Optionee's obligations under the Sales Representative Agreement.

        2.3 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, in the case of a spin-off, dividend or other distribution in respect of Shares, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation or any extraordinary distribution in respect of Shares, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

        2.4 "Code" means the Internal Revenue Code of 1986, as amended.

        2.5 "Committee" means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

        2.6 "Company" means theglobe.com, inc., a Delaware corporation.


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        2.7 "Consultant" means any consultant or advisor that qualifies as an
"employee" within the meaning of the rules applicable to Form S-8, as in effect from time to time, of the Securities Act.

        2.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        2.9 "Fair Market Value" on any date means the closing sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted (including without limitation for this purpose, the Over the Counter Bulletin Board (OTCBB)), or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith.

        2.10 "Nonemployee Director" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

        2.11 "Nonqualified Stock Option" means an Option which is not an incentive stock option as provided in Section 422 of the Code.

        2.12 "Nonqualified Stock Option Agreement" means the written agreement between the Company and an Optionee evidencing the grant of an Option and setting forth the terms and conditions thereof.

        2.13 "Option" means a Nonqualified Stock Option.

        2.14 "Optionee" means a person to whom an Option has been granted under the Plan.

        2.15 "Plan" means this theglobe.com, inc. 2003 Sales Representative Stock Option Plan, as amended from time to time.

        2.16 "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

        2.17 "Securities Act" means the Securities Act of 1933, as amended.

        2.18 "Sales Representative Agreement" means the written agreement between the Company or voiceglo and an Optionee setting forth the terms and conditions of an Optionee's status as a Sales Representative of the Company or voiceglo.

        2.19 "Shares" means the Common Stock, par value $0.001 per share, of the Company.





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        2.20   "Subsidiary"   means  any  corporation   which  is  a  subsidiary
corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

        2.21 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a)of the Code applies.

     3. Administration.

        3.1 The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not fewer than two (2) members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of at least two (2) Directors and may consist of the entire Board; provided, however, that if the Committee consists of less than the entire Board, each member shall be a Nonemployee Director. For purposes of the preceding sentence, if one or more members of the Committee is not a Nonemployee Director but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting.

        3.2 No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering the Plan or in authorizing or denying authorization to any transaction hereunder.

        3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

            (a) determine those eligible individuals to whom Options shall be granted under the Plan and the number of such Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Option, including the exercise price per Share subject to each Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan;

            (b) to construe and interpret the Plan and any agreements granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any agreement, in the manner and to the extent it shall deem necessary or advisable, including so that the Plan complies with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees, and all other persons having any interest therein;



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            (c) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

            (d) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

     4. Stock Subject to the Plan; Grant Limitations.

        4.1 The maximum number of Shares that may be made the subject of Options granted under the Plan is 1,000,000. Upon a Change in Capitalization, the maximum number of Shares referred to in this Section 4.1 shall be adjusted in number and kind pursuant to Section 8. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

        4.2 Upon the granting of an Option, the number of Shares available under
Section 4.1 for the granting of further Options shall be reduced by the number of Shares in respect of which the Option is granted; provided, however, that if any Option is exercised by tendering Shares, either actually or by attestation, to the Company as full or partial payment of the exercise price, the maximum number of Shares available under Section 4.1 shall be increased by the number of Shares so tendered.

        4.3 Whenever any outstanding Option or portion thereof expires, is canceled, is settled in cash (including the settlement of tax withholding obligations using Shares) or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option, the Shares allocable to the expired, canceled, settled or otherwise terminated portion of the Option may again be the subject of Options granted hereunder.

     5. Option Grants for Eligible Individuals.

        5.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to confirm eligibility of those individuals who will receive Options, and the terms and conditions of the grant to such eligible individuals shall be set forth in a Nonqualified Stock Option Agreement.

        5.2 Exercise Price. The purchase price or the manner in which the exercise price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Nonqualified Stock Option Agreement.



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        5.3 Maximum  Duration.  Options granted hereunder shall be for such term as the Committee shall determine, provided that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted; provided, however, that the Committee may provide that an Option may, upon the death of the Optionee, be exercised for up to one (1) year following the date of the Optionee's death even if such period extends beyond ten (10) years from the date the Option is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

        5.4 Vesting. Subject to Section 6.4 and 6.5, each Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Nonqualified Stock Option Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

        5.5 Deferred Delivery of Option Shares. The Committee may, in its discretion, permit Optionees to elect to defer the issuance of Shares upon the exercise of one or more Nonqualified Stock Options granted pursuant to the Plan. The terms and conditions of such deferral shall be determined at the time of the grant of the Option or thereafter and shall be set forth in the Nonqualified Stock Option Agreement evidencing the grant.

     6. Terms and Conditions Applicable to All Options.

        6.1 Non-Transferability. No Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option shall be exercisable during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative.

        6.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be exercised and, to the extent applicable, accompanied by payment therefor and otherwise in accordance with the Nonqualified Stock Option Agreement pursuant to which the Option was granted. The exercise price for any Shares purchased pursuant to the exercise of an Option shall be paid, as determined by the Committee in its discretion, in either of the following forms (or any combination thereof): (a) cash or (b) the transfer, either actually or by attestation, to the Company of Shares upon such terms and conditions as determined by the Committee. In addition, to the extent set forth in a Non-Qualified Stock Option Agreement or otherwise agreed to in writing by the Committee in any particular case, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the Committee. Any Shares transferred to the Company (or withheld upon exercise) as payment of the exercise price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.



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        6.3 Rights of Optionees.  No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, (b) the Company shall have issued and delivered Shares to the Optionee, and (c) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

        6.4 Effect of Certain Transactions.

            (a) In the event of a merger or consolidation of the Company with or into another entity, or the sale of all or substantially all of the assets of the Company (each, an "Extraordinary Transaction"), each outstanding Option shall be assumed, or an equivalent option shall be substituted, by the Successor Corporation; provided, however, that, unless otherwise determined by the Committee, such Options shall remain subject to all of the conditions and restrictions which were applicable to such Options prior to such assumption or substitution. In the event that the Successor Corporation refuses to or does not assume the Option or substitute an equivalent option therefore, the Optionee shall have the right to exercise the Option as to all of the Shares subject to the Option as described below, including Shares as to which it would not otherwise be exercisable (a "Transaction Acceleration").

            (b) Notwithstanding anything to the contrary contained in Section 6.4(a), in the event of a Transaction Acceleration, or in the event that the Committee determines to accelerate the exercisability of any Options in connection with any transaction involving the Company or its capital stock pursuant to Section 5.4, the Committee may, in its sole discretion, authorize the redemption of the unexercised portion of the Option for a consideration per share of Common Stock equal to the excess of (i) the consideration payable per share of Common Stock in connection with such transaction, over (ii) the purchase price per Share payable pursuant to the Option.

            (c) If an Option is exercisable in lieu of assumption or substitution by the Successor Corporation in an Extraordinary Transaction, the Secretary shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days (or such other greater period as shall be determined by the Committee) from the date of such notice (an "Acceleration Notice"), and the Option shall terminate upon the expiration of such period. Any such Acceleration Notice may be given either before or after the consummation of the Extraordinary Transaction. If such an Acceleration Notice is given and the Extraordinary Transaction is consummated, your Stock Options, shall terminate on date specified in such notice. If the Extraordinary Transaction is abandoned or otherwise not consummated, then (i) any Options which were exercised after receipt of the Acceleration Notice but before such abandonment or termination, together with (ii) any Options which vested solely by operation of the provisions of this subparagraph 6.4(c), shall be annulled and be of no further



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force or effect. In that event, the number of unexercised Options and the option vesting  provisions in effect prior to such  Extraordinary  Transaction,  as set
forth  in  the  applicable   Non-Qualified   Stock  Option  Agreement  shall  be
reinstituted, as of the date of such abandonment or termination. For the purposes of this paragraph, an Option shall be considered assumed or an equivalent option shall be considered substituted therefor if, following the Extraordinary Transaction, the option confers the right to purchase or receive upon exercise, for each Share subject to the Option immediately prior to the Extraordinary Transaction, the consideration (whether stock, cash, or other securities or property) received in the Extraordinary Transaction for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

        6.5 Death of an Optionee. Unless otherwise provided in the Nonqualified Stock Option Agreement of a particular Optionee, upon the death of any Optionee no further Options shall thereafter vest and, as to those Options, if any, that had vested prior to the date of death, such options may be exercised until the later of (i) the balance of the original term for exercise of such Options as set forth in the Non-Qualified Stock Option Agreement and (ii) one (1) year following the date of the Optionee's death even if such 1 year period extends beyond the original expiration date of the Option.

     7. Effect of a Termination of Optionee under the Sales Representative Agreement.

        Subject to Section 6.5 hereof, the Non-Qualified Stock Option Agreement evidencing the grant of each Option shall set forth the terms and conditions applicable to such Option upon a termination of the Optionee's engagement as a Sales Representative of voiceglo.

     8. Adjustment Upon Changes in Capitalization.

            (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options may be granted under the Plan, (ii) the number and class of Shares or other stock or securities which are subject to outstanding Options granted under the Plan and the exercise price therefor, if applicable.

            (b) If, by reason of a Change in Capitalization, an Optionee shall be entitled to exercise an Option with respect to new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Option prior to such Change in Capitalization.

     9. Effect of Liquidation.

        Except as otherwise provided in a Non-Qualified Stock Option Agreement, in the event of the liquidation or dissolution of the Company (a "Liquidation"), the Plan and the Options issued hereunder shall continue in effect in accordance with their respective terms, except that following a Liquidation each Optionee shall be entitled to receive in respect of each Share subject to any outstanding Options, upon exercise of any Option, the same number and kind of stock,


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securities,  cash,  property or other  consideration that each holder of a Share was entitled to receive in the Liquidation in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options prior to such Liquidation. For purposes of this Section 9, neither the merger or consolidation of the Company with or into another entity, nor the sale of all or substantially all of the assets of the Company shall constitute a Liquidation.

     10. Interpretation.

        The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Non-Qualified Stock Option Agreement in a manner consistent therewith. Any provisions inconsistent with such rule shall be inoperative and shall not affect the validity of the Plan.

     11. Pooling Transactions.

        Notwithstanding anything contained in the Plan or any Non-Qualified Stock Option Agreement to the contrary, in the event of a transaction which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (a) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option, (b) providing that the payment or settlement in respect of any Option be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (c) providing for the extension of the term of any Option to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option.

     12. Termination and Amendment of the Plan or Modification of Options.

        12.1 Plan Amendment or Termination. The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

            (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options theretofore granted under the Plan, except with the consent of the Optionee, nor shall any amendment, modification, suspension or termination deprive any Optionee of any Shares or their equivalent which he or she may have acquired through or as a result of the Plan; and

            (b) to the extent required under any applicable law, regulation or exchange requirement, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement.



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        12.2  Modification  of  Options.  No  modification  of an  Option  shall adversely alter or impair any rights or obligations under the Option without the consent of the Optionee.

     13. Non-Exclusivity of the Plan.

        The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     14. Limitation of Liability.

        As illustrative of the limitations of liability of the Company,but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

            (a) give any person any right to be granted an Option other than at the sole discretion of the Committee;

            (b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

            (c) limit in any way the right of voiceglo to terminate the Optionee's status, or the status of the entity of which the Optionee is a principal, as a Sales Representative pursuant to the terms of the applicable Sales Representative Agreement; or

            (d) be evidence of any agreement or understanding, expressed or implied, that the Company, voiceglo or any other Subsidiary will employ or engage any person at any particular rate of compensation or for any particular period of time.

     15. Regulations and Other Approvals; Governing Law.

        15.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

        15.2 The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

        15.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority.



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        15.4 Each Option is subject to the requirement  that, if at any time the
Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

        15.5 Notwithstanding anything contained in the Plan or any Non-Qualified Stock Option Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

     16. Miscellaneous.

        16.1 Multiple Agreements. The terms of each Option may differ from other Options granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option to a given eligible individual during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that eligible individual.

     16.2 Withholding of Taxes.

            At such times as an Optionee recognizes taxable income in connection with the receipt of Shares hereunder (a "Taxable Event"), the Optionee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance of such Shares. The Company shall have the right to deduct from any payment of cash to an Optionee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. The Committee may provide in the Nonqualified Stock Option Agreement, at the time of grant or at any time thereafter, that the Optionee, in satisfaction of the obligation to pay Withholding Taxes, may elect to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

        16.3 Effective Date. The effective date of the Plan shall be the date of its adoption and approval by the Board, or such later date as the Board may shall specify.



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